SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: October 2, 2018

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Liquidating Distribution

On October 2, 2018, the Board of Directors (the “Board”) of Actua Corporation (the “Company”) approved a liquidating distribution of $0.15 per share to the Company’s stockholders of record as of the close of business on October 15, 2018 (the “Record Date”) in accordance with the Company’s previously announced Plan of Dissolution (the “Plan of Liquidation”) (such distribution, the “Liquidating Distribution”). The Liquidating Distribution is being made in light of the recent receipt of additional cash related to prior asset dispositions and the resolution of outstanding litigation on financial terms more favorable than originally anticipated. As previously announced, in accordance with the Plan of Liquidation, the Company’s stock transfer books were closed at the close of business on April 19, 2018 (the “Effective Time”), and no transfers of the Company’s common stock were recorded after the Effective Time except for transfers by will, intestate succession or operation of law and transfers initiated prior to the Effective Time that settled after the Effective Time. The Liquidating Distribution will be made on October 18, 2018.

The Company intends to make additional liquidating distributions to its stockholders from time to time if and when it monetizes its remaining assets. However, the Company cannot predict with certainty the amount and timing of any additional liquidating distributions. Based on the information currently available to it and taking into account the aforementioned cash proceeds receipt and litigation resolution, the Company now believes that the estimated additional distributions following the $0.15 Liquidating Distribution will be in the range of between $0.64 and $1.39 per share.

On October 4, 2018, the Company issued a press release announcing the approval of the Liquidating Distribution. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Legal Notice Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are “forward looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: “estimates,” “projects,” “anticipates,” “expects,” “intends,” “believes,” “plans,” “forecasts” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements reported in this Form 8-K regarding the timing and amount of the Liquidating Distribution and future liquidating distributions, if any. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the Company’s failure to effectuate the Liquidating Distribution in a timely manner or at all, the Company’s ability to monetize or otherwise dispose of its remaining non-cash assets in a timely manner or at all, the Company’s ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors, and costs associated with implementing and the time required to implement the Plan of Liquidation. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release of Actua Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: October 4, 2018	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary